NUMBER

11148

11148

144-RESTRICTED SHARES

The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and are Restricted Securities as that term is defined in Rule 144 under the Act, and requires written release from either issuing company or their attorney prior to legend removal

SHARES

65429

AAMAXAN TRANSPORT GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $0.001
COMMON STOCK

SPECIMEN

CUSIP NO. 00252R 30 3

THIS CERTIFIES THAT MARC JULIAR 4094 / 812

is the owner of 65429

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

AAMAXAN TRANSPORT GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: 03/12/2008

Countersigned and Registered:

SIGNATURE STOCK TRANSFER, INC.
(Plano, Texas) Transfer Agent

PRESIDENT

By

AAMAXAN TRANSPORT GROUP, INC.
CORPORATE
Seal
• DELAWARE •

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA) (Cust)	(Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

______________________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ______________________________ *Attorney*

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Specimen

Dated ________________

X [signature]

____

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature guaranteed by
Bank of Montreal
St. George & Bloor
262 Bloor St. W.
1-398 Toronto, Ont.

IVANA BUSTILLOS
March 27, 2008